Other Operating Expenses	12 Months Ended
Dec. 31, 2023
Other Operating Expenses
Other Operating Expenses

Note 5 Other Operating Expenses

	Year Ended December 31,
	2023	2022	2021
Exchange rate differences	596	7,133	1,807
Net loss on disposal of equipment	—	—	67
Change in value of the contingent consideration at fair value	—	15,941	4,470
Other expenses	539	—	—
Total	1,135	23,074	6,344